UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of
the Securities Exchange Act of 1934 (Amendment No.           )

Check the appropriate box:
☒	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
Definitive Information Statement

CIPHER HOLDING CORPORATION (Name of Registrant As Specified In Its Charter)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

CIPHER HOLDING CORPORATION
3801 N. Washington Avenue
Oak Brook, Illinois 60523
(630) 371-5583

NOTICE OF WRITTEN CONSENT OF STOCKHOLDERS

To our Stockholders:

          We are pleased to inform you that our Board of Directors, and a majority of our shareholders have voted by written consent on May 23, 2005, to approve a Securities Exchange Agreement (the “Exchange”) with Imagin Diagnostic Centres, Inc., a Canadian corporation (“Imagin”), to amend our Amended Certificate of Incorporation to change the name of the corporation from Cipher Holding Corporation to Imagin Molecular Corporation and to adopt the Corporation’s amended by-laws (the “Amended By-Laws”).

          Our Board of Directors and certain of our stockholders owning 60.1% of our outstanding common stock as of the record date of May 23, 2005, have approved the Exchange, the Amendment and the Amended By-Laws after carefully considering them and concluding that approving those actions was in the best interests of our Corporation and our stockholders. The Exchange, the Amendment and the Amended By-Laws will be effective June __, 2005, which is 20 days after the date this Information Statement is first mailed to our stockholders.

          This Information Statement is being provided to you for information purposes only. Your vote is not required to approve any of the actions set forth herein. This Information Statement does not relate to our annual meeting or special meeting in lieu of an annual meeting. You are not being asked to send a proxy and you are requested not to send one.

          We are not asking you for a proxy and you are requested not to send us a proxy.

          No action is required by you. Pursuant to Rule 14(c)-2 under the Securities Exchange Act of 1934, as amended, the proposals will not be adopted until a date at least twenty (20) days after the date this Information Statement has been mailed to our stockholders. This Information Statement is first mailed to you on or about June ____, 2005.

Sincerely,

/s/ Patrick Rooney

Patrick Rooney
Chairman, President

TABLE OF CONTENTS TO SCHEDULE 14C
INFORMATION STATEMENT

INTRODUCTION
SUMMARY OF THE ACTION TO BE TAKEN	4
QUESTIONS AND ANSWERS ABOUT THE EXCHANGE	5
QUESTIONS AND ANSWERS ABOUT THE AMENDMENT	6
ACTION 1. SECURITIES EXCHANGE WITH IMAGIN	7
ACTION 2. AMENDMENT OF THE COMPANY'S ARTICLES OF INCORPORATION	8
ACTION 3. ADOPTION OF AMENDED BY-LAWS	9
DESCRIPTION OF SECURITIES	10
DESCRIPTION OF COMMON STOCK	10
DESCRIPTION OF PREFERRED STOCK	10
DESCRIPTION OF THE BUSINESS OF THE COMPANY	11
OUTSTANDING VOTING STOCK OF CIPHER	11
RISK FACTORS	12

ii

CIPHER HOLDING CORPORATION
3801 N. Washington Avenue
Oak Brook, Illinois 60523
(630) 371-5583

INFORMATION STATEMENT

Pursuant to Section 14(C) of the Securities Exchange Act of 1934

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

          This Information Statement is being furnished to the stockholders of Cipher Holding Corporation (the "Company" or the "Registrant") in connection with: (i) the consummation of a Securities Exchange Agreement with Imagin Diagnostic Centres Inc. ("Imagin"); (ii) an amendment of the Company's Amended Certificate of Incorporation to change the name of the Company to "Imagin Molecular Corp."; and (iii) the adoption of the Company's amended By-Laws. This Information Statement has been prepared by our management.

          "We," "us," "our," the "Registrant" and the "Company" refer to Cipher Holding Corporation., a Delaware corporation. The amendments to the Company's Articles of Incorporation are sometimes referred to as the "Corporate Actions".

STATEMENTS REGARDING FORWARD INFORMATION

          This information statement and the documents incorporated in this document by reference contain forward-looking statements within the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 with respect to our financial condition, results of operations and business, and on the expected impact of the merger on the combined company's financial performance. Words such as "anticipates," "expects," "intends," "plans," "believes," "seeks," "estimates" and similar expressions identify forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results to differ materially from the results contemplated by the forward-looking statements. These risks and uncertainties include, but are not limited to:

  all of the risks inherent to Positron Corporation;
  the possibility that the benefits of the Exchange may not be fully realized;
  the procurement, retention and development of rapidly changing technology;
  other risks and uncertainties, including the impact of competitive technologies, products and prices, the unsettled condition in the internet and other high-technology industries and the ability to attract and retain key personnel;
  other risk factors as may be detailed from time to time in the Company's public announcements and filings with the Securities and Exchange Commission; and
  other risk factors as may be detailed from time to time in Positron Corporation's public announcements and filings with the Securities and Exchange Commission.

GENERAL

          On May 23, 2005 the Company's Board of Directors and shareholders holdings approximately 60.1% of the Company's issued and outstanding and common stock par value $.001 per share (the "Common Stock") approved a Securities Exchange Agreement (the "Exchange") between the Company's wholly-owned subsidiary Positron Acquisition Corp., a Nevada corporation ("PAC") and Imagin Diagnostic Centres, Inc., a Canadian corporation ("Imagin"). Pursuant to the terms of the Exchange, the Company shall issue 30,000,000 shares (the "Exchange Shares") of the Company's common stock, par value $.001 per share (the "Common Stock") in exchange for convertible promissory notes made by Positron Corporation, a publicly owned Texas corporation ("Positron") (the "Positron Notes"). The Positron Notes are convertible into shares of Positron's Series C and Series D Preferred Stock which convert, under certain circumstances, into 64,000,000 shares of Positron's common stock, par value $.01 per share (the "Conversion Shares").

          In accordance with the terms of the Exchange and the issuance of the Exchange Shares to Imagin, Imagin will become the controlling shareholder of the Company being the beneficial owner of 30,000,000 of the 19,505,311 issued and outstanding shares of Common Stock as of May 23, 2005 (the "Record Date").

          Accordingly, the Company's Board of Directors subsequently resolved to change the principal operations of the Company from multimedia encryption technology to positron emission tomography and medical imaging. The Board of Directors believes the amendment of the Company's name more accurately reflects the Company's new operations and business plan.

SUMMARY OF THE EXCHANGE

          Under the terms of the Securities Exchange Agreement (the "Agreement"), we will exchange 30,000,000 newly-issued shares of our Common Stock for the Positron Notes. Positron is a publicly owned Texas corporation which designs, manufactures and markets medical imaging devices utilizing positron emission tomography ("PET") technology. PET technology permits the measurement of the biological processes of organs and tissues and produces anatomical and structural issues. PET systems are used by physicians in the diagnosis and management of heart disease and certain other neurological and oncological illnesses. A copy of the Securities Exchange Agreement is attached to Cipher's Form 8-K Current Report filed with the Securities and Exchange Commission on April 20, 2005 and incorporated herein by reference.

          The Conversion Shares, when issued will represent approximately 60.6% of the issued and outstanding shares of Positron Common Stock. We intend to retain the Positron Notes as an asset and we do not have any present intentions to distribute the Positron Notes or the Conversion Shares underlying the Positron Notes as a dividend to our stockholders. While we will be a potential controlling shareholder of Positron, notwithstanding the appointment or election of officers and directors of our choosing, we will not directly control Positron's ongoing management nor be involved in its day-to-day operations.

SUMMARY OF THE CORPORATE ACTIONS

          On May 23, 2005, our Board of Directors, approved an amendment to the Company's Articles of Incorporation which will, among other things, change the name of the Company to "Imagin Molecular Corporation"; and (ii) make certain other changes permitted by Delaware law (collectively, the "Charter Amendment"). Also on May 23, 2005, the Company's Board of Directors approved a resolution to amend the Company's By-Laws (the "Amended By-Laws"). The Charter Amendment and Amended By Laws were approved by written consent of the shareholders holding approximately 60.1% of our outstanding Common Stock (the "Majority Shareholder"). Pursuant to Section 228 of the Delaware Corporation Law, the Charter Amendment is required to be approved by a majority of our stockholders. This approval could be obtained either by the written consent of the holders of a majority of our issued and outstanding voting securities, or it could be considered by our stockholders at a special stockholders' meeting convened for the specific purpose of approving the Charter Amendment. In order to eliminate the costs and management time involved in holding a special meeting, our Board of Directors voted to utilize the written consent of the Majority Shareholder. The elimination of the need for a special meeting of stockholders to approve the Charter Amendment and Amended By-Laws is made possible by Section 228 of the Delaware Corporation Law ("DCL"), which provides that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present.

          The date on which this Information Statement was first sent to stockholders is on or about June ___, 2005 (the "Mailing Date"). Pursuant to Section 228 of the DCL, we are required to provide prompt notice of the taking of the corporate action without a meeting to the stockholders of record who have not consented in writing to such action. Inasmuch as we will have provided this Information Statement to our stockholders of record as of the Record Date, no additional action will be undertaken pursuant to such written consent. Stockholders of record on the Record Date who did not consent to the Exchange, the Charter Amendment or the Amended By-Laws are not entitled to dissenter's rights under Delaware law. These rights are discussed in this Information Statement under "Dissenter's Rights" on page 16 of this Information Statement.

          The Charter Amendment and the Amended By-Laws will be effective twenty (20) days after this Information Statement is first mailed to our Stockholders. No further vote of our Stockholders is required.

          The entire cost of furnishing this Information Statement will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our voting securities held of record by them and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

SUMMARY OF THE ACTION TO BE TAKEN

          The following is a brief summary of certain information contained elsewhere in this Information Statement. This summary is not intended to be complete and reference is made to the more detailed information contained in this Information Statement and in the Exhibits to it for a complete statement of the matters discussed below. You are urged to read this Information Statement and the Exhibits in their entirety.

Securities Exchange Agreement	On May 23, 2005, our Board of Directors and the Majority
Shareholder approved a Securities Exchange Agreement with
Imagin. By entering into the Securities Exchange Agreement,
Imagin will acquire a voting majority of the issued and
outstanding shares of Cipher.

Parties to the Share
Exchange Agreement	Cipher Holding Corporation, a Delaware corporation, located at
3801 N. Washington Avenue, Oak Brook, Illinois 60523
("Cipher" or the "Company"), Positron Acquisition Corp., a
Nevada corporation and wholly -owned subsidiary of the
Company ("PAC") and Imagin Diagnostic Centres, Inc., a
Canadian corporation, located at 5160 Yonge Street, Suite 300,
Toronto, Ontario M2N 6L9 ("Imagin"). Cipher is a publicly
traded corporation whose shares are traded on the over-the-
counter bulletin board under the symbol "CIHR". PAC is a
privately owned Nevada corporation and wholly-owned
subsidiary of Cipher. Imagin is a privately held Canadian
corporation.

Securities Exchange	30,000,000 shares of newly issued, restricted shares of Cipher common stock, par value $.001 per share, will be exchanged for promissory notes made by Positron Corporation which, upon
satisfaction of certain conditions, are convertible into 64,000,000 shares of Positron common stock. The Exchange Shares will be distributed among the security holders of Imagin on a pro rata basis of their ownership of Imagin common stock.

Charter Amendment	Upon amendment of the Company's Certificate the name of the
Company will be changed to Imagin Molecular Corporation.

Adoption of By-Laws	On May 23, 2005, our Board of Directors and Majority
Shareholder approved the adoption of new By-Laws of the
Company. The Amended By-Laws will become effective twenty
(20) days after the mailing of this Information Statement.

Ratifying Management's
Actions	The acts and actions of management since the last annual
meeting of shareholders of the Company will be ratified.

QUESTIONS AND ANSWERS ABOUT THE EXCHANGE

Q.	Why did I receive this Information Statement?

A.	Applicable laws require us to provide you information regarding the Exchange even though your vote is neither required nor requested for the Exchange to become effective.

Q:	What is the Exchange?

A:	In the Exchange, PAC will acquire the Positron Notes from Imagin to retain as an asset in exchange for 30,000,000 newly-issued shares of Cipher's common stock.

Q.	Why am I not being asked to vote?

A.	The holders of a majority of the issued and outstanding shares of Common Stock have already approved the Exchange pursuant to a written consent in lieu of a meeting. Such approval, together with the approval of the Company's Board of Directors, is sufficient under Delaware law, and no further approval by our stockholders is required.

Q:	What will Cipher's shareholders receive in the exchange?

A:	Cipher's shareholders will not be required to take any action in regard to the exchange, nor will Cipher's Shareholders receive anything upon consummation of the exchange. Cipher intends to retain the Positron Notes as an asset and has no current plans to convert the Positron Notes or, if the Positron Notes are converted, distribute the Conversion Shares to its shareholders. Only Imagin will receive shares of Cipher's common stock in the exchange.
Q:	What do I need to do now?

A:	Nothing. This information statement is purely for your information and does not require or request you to do anything.

Q;	Will I recognize a gain or loss on the transaction?
A:	We expect that if the exchange is completed, you will not recognize gain or loss for United States federal income tax purposes. However, you are urged to consult your own tax advisors to determine your particular tax consequences.

Q:	Am I entitled to dissenters' or appraisal rights?

A:	Under Delaware law, holders of Cipher's common stock are not entitled to dissenters’ or appraisal rights in the exchange.

Q:	Whom should I call with questions?

A:	If you have any questions about any of the actions to be taken by Cipher, please contact the Company at (630) 371-5583.

QUESTIONS AND ANSWERS ABOUT THE CHARTER AMENDMENT

Q.	What will I receive if the Charter Amendment is completed?

A.	Nothing. The Charter Amendment will only modify the Company's Amended Certificate of Incorporation.

Q.	What will I receive if the Charter Amendment is completed?

A.	Nothing. The Charter Amendment will only modify the Company's Amended Certificate of Incorporation.

Q.	When do you expect the Charter Amendment to become effective?

A.	The Charter Amendment will become effective upon the filing of the Amendment with the Secretary of State of Delaware, twenty (20) days following the mailing of this information statement. A copy of the form of Charter Amendment is attached to this information statement as Exhibit A. We expect to file the Amendment with the Secretary of State of Delaware no less than 20 days after this information statement has been sent to you.

Q.	What do I need to do now?

A.	Nothing. This information statement is purely for your information and does not require or request you to do anything.

Q.	Whom can I call with questions?

A.	If you have any questions about any of the actions to be taken by the Company, please contact the Company at (630) 371-5503. You may also obtain additional information about the Company from documents we file with the Securities and Exchange Commission.

ACTIONS BY THE BOARD OF DIRECTORS
AND
CONSENTING STOCKHOLDERS

          In accordance with Section 228 of the Delaware Corporation Law the following actions were taken based upon the unanimous recommendation and approval by the Company's Board of Directors and the written consent of the a majority of the Company's Stockholders.

ACTION 1

THE ISSUANCE OF 30,000,000 SHARES TO IMAGIN IN
EXCHANGE FOR THE POSITRON NOTES

          On May 23, 2005, our Board of Directors and the Majority Stockholders unanimously approved the April 11, 2005 Securities Exchange Agreement with Imagin (the "Agreement"). Upon consummation of this transaction, we will issue an aggregate of 30,000,000 restricted (i.e., unregistered) shares of our common stock to Imagin solely in exchange for promissory notes made by Positron Corporation, a publicly owned Texas corporation ("Positron") (the "Positron Notes"). The Positron Notes are convertible into shares of Positron's Series C and Series D Preferred Stock, which are convertible into 64,000,000 shares of Positron's common stock, par value $.01 per share (the "Conversion Shares"). Assuming conversion of the Positron Notes, our ownership interest would represent approximately 54.6% of Positron after the Exchange. As of the date of this Information Statement, we intend to retain the Positron Notes as assets of the Company and we do not have any present intentions to distribute the Positron Notes or the Conversion Shares underlying the Positron Notes as a dividend to our stockholders. After the Exchange, there will be an aggregate of 49,505,311 shares of our common stock issued and outstanding and Imagin will become the controlling shareholder of the Company.

Description of the Exchange

          On May 23, 2005, our Board of Directors and the Majority Stockholder approved the Exchange Agreement. Pursuant to Delaware Corporations Law Section 228, the Exchange is required to be approved by a majority of our stockholders. This approval could be obtained either by the written consent of the holders of a majority of our issued and outstanding voting securities, or it could be considered by our stockholders at a special stockholders' meeting convened for the specific purpose of approving the Exchange and the other actions set forth within this Information Statement. In order to eliminate the costs and management time involved in holding a special meeting, our Board of Directors voted to utilize the written consent of the holders of a majority in interest of our common stock. The elimination of the need for a special meeting of stockholders to approve the Exchange is made possible by Delaware Corporations Law Section 228, which provides that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a special meeting. The record date established by us for purposes of determining the number of outstanding shares of our common stock entitled to vote on the Exchange was May 23, 2005 (the "Record Date").

          The Exchange will be effective 20 days after the date this Information Statement is first mailed to our stockholders. No further vote of our stockholders is required. The date on which this Information Statement will first be sent to stockholders is on or about June ___, 2005. Pursuant to Delaware Law, we are required to provide prompt notice of the taking of the corporate action without a meeting to the stockholders of record who have not consented in writing to such action. Inasmuch as we will have provided this Information Statement to our stockholders of record as of the Record Date (the "Notice"), no additional notice will be sent to our stockholders. Stockholders of record on the Record Date who did not consent to the Exchange are not entitled to dissenter's rights under Delaware law or to seek any rights of appraised.

Terms of the Exchange

          Under the terms of the Agreement, on the closing date we will exchange 30,000,000 newly-issued shares of the Company's Common Stock to Imagin, and Imagin shall transfer the Positron Notes to PAC. Prior to the closing, there were 19,505,311 shares of Cipher's Common Stock issued and outstanding. After the Exchange, the shares we issue to Imagin in the Exchange will represent approximately 60.6% of Cipher's then issued and outstanding Common Stock.

          Imagin, PAC and Cipher shall each pay their own expenses in the proposed transaction, except the cost for this Information Statement will be borne by Cipher. The Exchange is designed to be a tax-free transaction under the Internal Revenue Code of 1986, as amended. After the Exchange, we will retain the Cipher securities as our sole asset. We have no present intention to distribute those securities to our stockholders as a dividend or otherwise. The Positron Notes or the Conversion Shares we receive will be "restricted securities" as that term is defined in the Securities Act of 1933, as amended (the "Securities Act"). We were not granted registration rights for the shares we are receiving. As such, our ability to sell or otherwise transfer these shares is restricted absent registration of the shares under the Act or the availability of an applicable exemption there from. Our ability to resell the shares in the market is also limited by our compliance with Rule 144 adopted under the Act. In general, Rule 144 permits a stockholder who has owned restricted shares for at least one year to sell without registration, within a three month period, up to one percent of our then outstanding common stock.

          This Information Statement describes elsewhere herein the consent of our board of directors and a majority of our stockholders to the Exchange. Other than this consent, we do not require the approval of any third party to consummate the Exchange.

          Our Board of Directors believes the Exchange is desirable since Positron is engaged in the design, manufacturing and marketing of medical imaging devices, using positron emission tomography technology and the Company's wholly-owned subsidiary, Cipher Multimedia, Inc. has not had revenue-generating operations in approximately twelve months.

ACTION 2

AMENDMENT TO THE CERTIFICATE OF INCORPORATION

          On May 23, 2005, our Board of Directors, believing it to be in the best interests of the Company and its stockholders, approved, and recommended that the stockholders of the Company approve the Charter Amendment. The Charter Amendment is reflected in the Form of Certificate of Amendment to the Amended Certificate of Incorporation, which is attached hereto as Exhibit A, and incorporated herein by reference. The name change of the Company will more accurately reflect the Company's projected operations and business plan.

ACTION 3

ADOPTION OF AMENDED BY-LAWS

          On May 23, 2005, our Board of Directors, believing it to be in the best interests of the Company and its stockholders, approved, and recommended that the stockholders of the Company approve the Amended By-Laws. The Amended By-Laws are reflected in the Form of Amended By-Laws, which is attached hereto as Exhibit B and incorporated herein by reference. The Company believes the Amended By-Laws are in the best interests of the Company as, among other items, as they provide for the designation of certain committees recommended by the Sarbanes-Oxley Act of 2002. Specifically, the Amended By-Laws provide for the creation of Executive, Audit, Ethics, Compensation and Corporate Governance Committees. In addition, the Amended By-Laws amend the Company's original by-laws provisions regarding the indemnification of officers and directors of the Company. The Company's original by-laws are attached as Exhibit 2.2 to the Company's Form 10-SB filed with the Securities and Exchange Commission on March 4, 1988, under the Company's former name "Buffalo Capital VIII Ltd.," which are hereby incorporated by reference.

          The Board of Directors believes the Amended By-Laws are desirable so that the Company might be more attractive to investors and so that it can continue to attract and retain qualified, responsible individuals to serve as its officers and directors. The Company has not received notice of any potential claim against an officer or director of the Company to which the protections and benefits of the Amended By-Laws might apply. Moreover, these provisions have not been incorporated in response to any resignation, threat of resignation or refusal to serve on the part of any director or potential director.

Approval by Stockholders. As of May 23, 2005 (the "Record Date"), the Company had 19,505,311 shares of its Common Stock issued and outstanding. As of May 23, 2005, stockholders representing 11,852,800 shares of Common Stock, or approximately 60.1% of the issued and outstanding shares of Common Stock, approved the proposals to amend the Company's Certificate of Incorporation to change the name of the Company to "Imagin Molecular Corporation" and adopt the Amended By-laws. The full text of the Charter Amendment is reflected in the Form of Charter Amendment which is attached as Exhibit A to this Information Statement. Pursuant to the provisions of Delaware law and the Company's Amended Certificate of Incorporation, the holders of at least a majority of the outstanding voting shares are permitted to approve the Charter Amendment by written consent in lieu of a meeting, provided that prompt notice of such action is given to the other stockholders. Pursuant to the rules and regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), an information statement must be sent to the holders of voting stock who do not sign the written consent at least 20 days prior to the effective date of the action; that is, approximately June __, 2005. This notice, which is being sent to all holders of record on the Record Date, is intended to serve as such notice under Delaware law and as the information statement required by the Exchange Act.

The Company anticipates that the Exchange, Charter Amendment and the Amended By-Laws will be effective twenty (20) days after the mailing of this Information Statement; that is, it will be effective on approximately June __, 2005, or shortly thereafter.

THE EXCHANGE, CHARTER AMENDMENT AND THE AMENDED BY-LAWS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE

COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE FAIRNESS OR MERIT OF THE CHARTER AMENDMENT NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

PLEASE NOTE THAT THIS IS NEITHER A REQUEST FOR YOUR VOTE NOR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE AMENDMENT THAT WILL OCCUR IF THE AMENDMENTS ARE COMPLETED AND TO PROVIDE YOU WITH INFORMATION ABOUT THE AMENDMENT AND THE BACKGROUND OF THESE TRANSACTIONS.

DESCRIPTION OF SECURITIES

DESCRIPTION OF COMMON STOCK

Number of Authorized and Outstanding Shares. The Company's Amended Certificate of Incorporation authorizes the issuance of 95,000,000 shares of Common Stock, $.001 par value per share, of which 19,505,311 shares were outstanding on the Record Date. All of the outstanding shares of Common Stock are fully paid and non-assessable.

Voting Rights. Holders of shares of Common Stock are entitled to one vote for each share on all matters to be voted on by the stockholders. Holders of Common Stock have no cumulative voting rights. Accordingly, the holders of in excess of 50% of the aggregate number of shares of Common Stock outstanding will be able to elect all of the directors of the Company and to approve or disapprove any other matter submitted to a vote of all stockholders.

Other. Holders of Common Stock have no preemptive rights to purchase the Company's Common Stock. There are no conversion rights or redemption or sinking fund provisions with respect to the Common Stock.

Transfer Agent. Shares of Common Stock are registered at the transfer agent and are transferable at such office by the registered holder (or duly authorized attorney) upon surrender of the Common Stock certificate, properly endorsed. No transfer shall be registered unless the Company is satisfied that such transfer will not result in a violation of any applicable federal or state securities laws. The Company's transfer agent for its Common Stock is Corporate Stock Transfer, Inc., 3200 Cherry Creek Drive South, Suite 430, Denver, Colorado, (303) 282-4800.

DESCRIPTION OF PREFERRED STOCK

Number of Authorized Shares. The Company's Certificate of Incorporation authorizes the issuance of up to 5,000,000 shares of preferred stock, par value $.001 per share ("Preferred Stock") in one or more series with such limitations and restrictions as may be determined in the sole discretion of the Company's Board of Directors, with no further authorization by stockholders required for the creation and issuance thereof. As of the Record Date, there were no shares of Preferred Stock issued and outstanding.

OUTSTANDING VOTING STOCK OF CIPHER

As of May 23, 2005, there were 19,505,311 shares of our common stock outstanding, which constitutes the sole class of our voting securities. Each share of common stock entitles the holder thereof to one vote on all matters submitted to stockholders. The following table sets forth common stock ownership information as of the Record Date with respect to:

  each person known to us to be the beneficial owner of more than 5% of our common stock;
  each of our directors; and
  all of our directors and executive officers as a group.

A person is deemed to be the beneficial owner of securities that can be acquired by such a person within 60 days from the Record Date, upon exercise of options, warrants or convertible securities. Each beneficial owner's percentage ownership is determined by assuming that options, warrants and convertible securities that are held by such a person (but not those held by any other person) and are exercisable within 60 days from that date have been exercised. Unless otherwise noted, we believe that all persons named in the table have sole voting and investment power with respect to all shares of our voting securities beneficially owned by them.

Name of Beneficial Owner	Shares Beneficially Owned	Percent Owned

Cipher Multimedia, Inc.	1,900,000	9.7%
Patrick Rooney	8,352,800	42.8%
Chairman, President, CEO
Corey Conn	800,000	4.1%
Director, Secretary
All officers and directors
as a group three persons)	9,152,800	46.9%*

*Mr. Rooney owns 20,430,000 shares of common stock or 59.4% of Cipher Multimedia, Inc. *Mr. Conn owns 2,000,000 shares of common stock or 5.7% of Cipher Multimedia, Inc.

MANAGEMENT OF THE COMPANY

The current directors and executive officers of the Company are set forth below:

Name	Age	Position

Patrick Rooney	42	Chairman, President,
		Chief Executive Officer

Corey Conn	42	Director, Secretary,
		Chief Financial Officer

DISSENTERS' RIGHTS

Under the provisions of the Delaware General Corporation Law, Section 262, there is no right for the Company's stockholders to dissent to the Charter Amendment or the adoption of the Amended By Laws. In addition, the stockholders of the Company are not entitled to rights of appraisal as a result of the corporate actions.

Pursuant to the Delaware General Corporation Law, Section 262, a stockholder may not challenge the corporate action unless the corporate action is unlawful or fraudulent.

RISK FACTORS

It Is Difficult to Evaluate the Company's Business and Prospects Because It Does Not Have Any Operating History

Although the Company was formed in 1999, it has yet to generate any revenue from operations and is still in the development stage. The Company's short existence, coupled with its inability to transition out of the development stage, and its lack of working capital, makes it difficult to evaluate the Company's current business and prospects or to accurately predict its future revenue or results of operations. The Company's revenue and income potential continue to be unproven, and its business model is evolving. Because of the rapidly changing nature of Internet commerce and computer software, the Company may need to modify its business model to adapt to these changes. Accordingly, the Company is subject to all of the risks, uncertainties, expenses and difficulties frequently encountered by companies seeking to break into a difficult-to-penetrate and rapidly changing industry segment.

The Company May Never Earn a Profit

     As a company that has yet to commence operations with an unproven business model, the Company may continue to be unprofitable. At the period ending December 31, 2004, the Company had total assets of $625.00, shareholders' equity/impairment of ($408,824.00) and had generated net losses of $189,546.00 for the year ending December 31, 2004. The Company continues to experience losses and is economically and financially dependent upon the implementation of its business plan and the commencement of revenues from operations.

     The Company expects that its losses and negative cash flow to continue for the foreseeable future. The Company anticipates that its losses will increase significantly from current levels because it plans to significantly increase its expenditures for sales and marketing of its internet portals and related services. With increased expenses, the Company will need to generate significant revenue to achieve profitability. Consequently, it is possible that the Company may never achieve profitability, and even if it does achieve profitability, it may not sustain or increase profitability on a quarterly or annual basis in the future. The inability to become profitable may result in the Company being required to file for protection under the federal bankruptcy laws.

The Company is Undercapitalized, its Business Model is Unproven and it May Be Unable to Continue its Business

If the Company is to survive, it will need to start generating revenue from operations within four months from the date of this Information Statement. The continued conduct of operations beyond four months will require the Company to raise additional capital. Since any such additional financing will probably be private and involve restricted (i.e., unregistered) securities, there can be little assurance that the Company will be successful is raising any additional capital. In addition, if the Company raises additional funds through the issuance of equity securities, its stockholders will likely experience dilution of their ownership interest, and the newly-issued securities may have rights superior to those of the shares held by present stockholders. If the Company raises additional funds by issuing debt, it may be subject to limitations on its operations, including limitations on the payment of dividends.

     The Company expects that its losses and negative cash flow to continue for the foreseeable future. The Company anticipates that its losses will increase significantly from current levels because it plans to significantly increase its expenditures for sales and marketing of its products. With increased expenses, the Company will need to generate significant revenue to achieve profitability. Consequently, it is possible that the Company may never achieve profitability, and even if it does achieve profitability, it may not sustain or increase profitability on a quarterly or annual basis in the future. The inability to become profitable may result in the Company being required to file for protection under the federal bankruptcy laws.

The Company's Business Model is Incomplete

     Because of the Company's lack of revenues from operations, it has insufficient financial data on which to forecast the volume and timing of orders, revenues, anticipated revenue trends or even its operating expenses. This failure is compounded by the fact that a high percentage of the Company's current expenses are fixed in the short term.

The Company is Dependent Upon Its Executive Officers and Directors

     The Company's success is dependent on the efforts and abilities of its officers and directors. The Company currently does not have employment agreements with its executive officers. Therefore, there can be no assurances that the Company will be able to retain its current officers and directors. The loss of the services of any of these individuals could materially and adversely affect the development of the Company's business plan.

     The Company's ability to attract and retain qualified technical, marketing and management personnel is critical to its operations. While management believes it will be able to attract and retain sufficient professional employees to meet its needs, there can be no assurance that management is correct. If Company is unable to employ the qualified employees needed, the Company may fail and may be required to file for protection under the federal bankruptcy laws.

There May Be No Market for the Company's Business Plan

     The Company's financial performance will be entirely dependent upon market acceptance of its services, which will require substantial marketing efforts and the expenditure of significant funds. There can be no assurance that the Company's marketing program, when finally developed and employed, will ever be successful.

     In order to initiate sales, the Company intends to aggressively market its services. If we are not successful in meeting these challenges, our growth will be limited and our business will be severely and adversely affected.

The Company Has Never Paid Dividends on Common Stock

     The Company has never paid dividends on its Common Stock since its inception and does not intend to pay any dividends for the foreseeable future. No assurance can be given that the Company will pay dividends at any time. The Company presently intends to retain future earnings, if any, for financing its growth and expansion.

Company's Business is Both Highly Competitive and Subject to Rapid Technological Change

     The Company competes against a number of companies, many of which have longer operating histories, established markets and far greater financial, advertising, research and development, manufacturing, marketing, personnel and other resources than the Company currently has or may reasonably be expected to have in the foreseeable future. This competition may have an adverse effect on the ability of the Company to expand its operations or to operate profitably. The Company's future performance will depend in large part upon its ability to become and remain competitive and to develop, manufacture and market acceptable products in these markets. Competitive pressures may necessitate price reductions, which can adversely affect any revenues and profits. If the Company is not competitive in its ongoing research and development efforts, its products and services may become obsolete, or be priced above competitive levels. Although management believes that, based upon their performance and price, the Company's services are attractive to customers, there can be no assurance that competitors will not introduce comparable or technologically superior products, which are priced more favorably than the Company's products and services.

The Authorization and Issuance of Blank-Check Preferred stock May Prevent or Discourage a Change in the Company's Management.

     The Company's amended articles of incorporation will authorize the board of directors to issue preferred stock without stockholder approval having terms, conditions, rights, preferences and designations as the board may determine. The rights of the holders of our common stock will be subject to, and may be adversely affected by, the rights of the holders of any preferred stock providing desirable flexibility in connection with possible acquisitions and other corporate purposes, could have the effect of discouraging a person from acquiring a majority of the Company's outstanding common stock.

The Difficulty in Acquiring the Company Could Depress Its Stock Price.

     Delaware corporate law and our amended articles of incorporation and amended by-laws will contain provisions that could delay, defer or prevent a change in control of the Company's company or our management. These provisions could discourage information contests and make it more difficult for stockholders to elect director and take other corporate actions. As a result, these provisions could limit the price that investors are willing to pay in the future for shares of the Company's common stock. Without prior stockholder approval, the board of directors has the authority to issue one or more classes of preferred stock with rights senior to those of common stock and to determine the rights, privileges and inference of that preferred stock.

The Penny Stock Rules May Have an Adverse Effect Upon Liquidity of the Company's Shares

     If the shares of the common stock are listed on The NASDAQ Stock Market or certain other national securities exchanges and the price thereof is below $5.00, then subsequent purchases of such securities will be subject to the requirements of the penny stock rules absent the availability of another exemption. The SEC has adopted rules that regulate broker-dealer practices in connection with transactions in "penny stocks." Penny stocks generally are equity securities with a price of less than $5.00 (other than securities registered on certain national securities exchanges or quoted on The NASDAQ Stock Market). The penny stock rules require a broker-dealer to deliver a standardized risk disclosure document required by the SEC, to provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and its salesperson in the transaction, monthly account statements showing the market value of each penny stock held in the customer's account, to make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser's written agreement to the transaction. These disclosure requirements may have the effect of reducing the level of trading activity in the secondary market for a stock that becomes subject to the penny stock rules.

The Liability of the Company's Directors' May be Limited under Delaware Law

     Pursuant to Article VI of the Company's By-Laws and under the provisions of Delaware law, directors of the Company are not liable to the Company or its stockholders for monetary damages for breach of fiduciary duty, except for liability in connection with a breach of the duty of loyalty, for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, for dividend payments or stock repurchases illegal under Nevada law or any transaction in which a director has derived an improper personal benefit.

The Company Does Not Carry Any Key Man Insurance

     The Company presently has no key man life insurance policies. As soon as practicable following the commencement of profitable operations, of which there can be no assurance, the Company intends to purchase key man life insurance on the life of its founder and principal executive officers. Upon purchase of such insurance, the Company intends to pay the premiums and be the sole beneficiary. The lack of such insurance may have a material adverse effect upon the Company's business.

Lack of Profitability

The Company currently operates at a loss. No assurance can be given that the Company will achieve sufficient revenues for profitability. We believe that we will continue to incur operating and net losses for at least the foreseeable future. The rate at which we will incur losses is expected to increase from current levels for a period when we intend to increase our costs and expenses. Even if the Company attains profitability, there is no assurance that it can sustain or increase profitability on a quarterly or annual basis in the future. If revenues grow slower than anticipated, or if operating expenses exceed expectations or cannot be adjusted accordingly, the Company's business, results of operations and financial condition will be materially and adversely affected.

Additional Capital Requirements

The Company's need for capital during the twelve months or more subsequent to the offering will vary based upon a number of factors, including the rate at which demand for its products and service expands, the level of sales and marketing activities for its service, and the level of effort needed to develop and commercialize additional applications. In addition, the Company's business plans may change or unforeseen events may occur which require the Company to raise additional funds.

Additional funds may not be available on terms acceptable to the Company when it needs such funds. The unavailability of additional funds when needed could have a material adverse effect on the Company. If adequate funds are not available to satisfy short-term or long-term requirements, management will be required to consider a variety of other options including seeking joint venture partners, selling or licensing all or a portion of the Company's proprietary technology, curtailing the development and growth of the services the Company offers, as well as other cost cutting actions, including suspending all or a portion of the Company's activities.

Dependence on Executive Officers and Directors

The Company's success is dependent on the efforts and abilities of its officers and directors. The Company currently does not have employment agreements with its executive officers. The loss of the services of any of these individuals could materially and adversely affect the development of the Company's business plan.

The Company's ability to attract and retain qualified marketing and management personnel is critical to its operations. While management believes it will be able to attract and retain sufficient professional employees to meet its needs, there can be no assurance that management is correct. If the Company is unable to employ the qualified employees needed, then its business would be materially and adversely affected.

Control by Board of Directors and Management

The Company's shareholders will not have substantial participation in the Company's management. Rather, they must rely on the Company's management and the expertise provided by the Company's Board of Directors.

Dependence on Emerging Markets

All of the Company's revenue will be directly connected to the exploitation of the Company's business plan. The Company's success will depend, in large part, upon the development and expansion of this business plan, the growth and development of which cannot be predicted with any certainty and which is subject to, among other things, ongoing technological developments and regulatory and access issues. The Company cannot predict the size of the market or the rate at which the market will grow.

Dependence Upon Third Party Relationships

The Company will be dependent on various third parties for software and related services. As a result, the Company's ability to deliver various services to its potential users may be adversely affected by the failure of these third parties to provide reliable software, equipment and related services to the Company. In addition, there can be no assurance that the Company will be successful in establishing and maintaining such relationships with those entities on terms favorable to the Company.

ANNUAL AND QUARTERLY REPORTS; INCORPORATION BY REFERENCE AND WHERE
YOU CAN OBTAIN ADDITIONAL INFORMATION

Cipher Holding Corporation is required to file annual, quarterly and special reports, and other information with the Securities and Exchange Commission ("SEC"). You may read and copy any document Cipher filed at the SEC's public reference rooms at 450 Fifth Street, N.W., Washington, D.C. Please call the SEC at 1-800-SEC-0330 for more information on the operation of the public reference rooms. Copies of the Company's SEC filings are also available to the public from the SEC's web site at www.sec.gov.

The SEC allows us to "incorporate by reference" information into this Information Statement, which means that we can disclose important information to you by referring you to another document or report filed separately with the SEC. The information incorporated by reference is deemed to be a part of this Information Statement, except to the extent any information is superseded by this Information Statement. The following documents which have been filed by the Company with the Securities and

Exchange Commission (SEC File Number 000-29449) and contain important information about Cipher and its finances, are incorporated into this Information Statement:

  our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004, filed with the SEC on April 15, 2005.
  our Quarterly Reports on Form 10-QSB filed for the periods ending June 30, 2004 and September 30, 2004 filed on August 23, 2004 and November 15, 2004, respectively.
  our Current Report on Form 8-K filed on April 20, 2005.
  the Annual Report of Positron Corporation on Form 10-KSB for the year ended December 31, 2004 and filed with the Securities and Exchange Commission on March 31, 2005
  the Quarterly Reports of Positron Corporation on Form 10-QSB for the periods ending September 30, 2004 and March 31, 2005 and filed on November 15, 2004 and May 16, 2005, respectively the Current Report of Positron Corporation on Form 8-K filed on June 16, 2004.

Any statement contained in a document incorporated or deemed to be incorporated by reference into this Information Statement will be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained in this Information Statement or any other subsequently filed document that is deemed to be incorporated by reference into this Information Statement modifies or supersedes the statement. Any statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this Information Statement. The Annual Report incorporated by reference into this Information Statement is being delivered to our stockholders along with this Information Statement.

INFORMATION CONCERNING STOCKHOLDER PROPOSALS

The stockholders intending to present a proposal to be included in our next annual meeting of stockholders must deliver the proposal in writing to our executive offices no later than November 1, 2005.

BY ORDER OF THE BOARD OF DIRECTORS /s/ Patrick Rooney Patrick Rooney, President, Director

CERTIFICATE OF AMENDMENT

TO THE

AMENDED CERTIFICATE OF INCORPORATION

OF

CIPHER HOLDING CORPORATION

     Pursuant to Delaware Corporation Law Section 242, the undersigned President of Cipher Holding Corporation, a corporation organized and existing under by virtue of the laws of the State of Delaware (the “Corporation”), does hereby certify:

     That pursuant to written consents of the Board of Directors and a Majority of the Shareholders of the Corporation dated May 9, 2005, the Board of Directors and Shareholders holding a majority in interests of the outstanding shares of the Corporation approved the amendment to the Corporation=s Certificate of Incorporation as follows:

FIRST:	Article I of the Amended Certificate of Incorporation of the Corporation is
amended in its entirety to read as follows:

Article I
Name

The name of the Corporation shall be Imagin Molecular Corporation.

     IN WITNESS WHEREOF, the undersigned, being the President of the Corporation, has executed this Certificate of Amendment as of June __, 2005.

CIPHER HOLDING CORPORATION

By:
__________________________
Patrick Rooney, President

BY-LAWS

OF

IMAGIN MOLECULAR CORPORATION

ARTICLE I.

OFFICES

       SECTION 1. Other Offices. The Corporation may have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the Corporation may require.

ARTICLE II.

MEETINGS OF STOCKHOLDERS

     SECTION 1. Annual Meetings. A meeting of the stockholders for the purpose of electing directors and for the transaction of such other business as may properly be brought before the meeting shall be held annually at 10 A.M. on the third Friday of April, or at such other time on such other day as shall be fixed by resolution of the Board of Directors. If the day fixed for the annual meeting shall be a legal holiday, such meeting shall be held on the next succeeding business day.

     SECTION 2. Special Meetings. Special meetings of the stockholders for any purpose or purposes may be called at any time by a majority of the Board of Directors, by the Chairman of the Board, or by the President and shall be called by the Secretary at the request of the holders of not less than fifty-one percent of all issued and outstanding shares of the Corporation entitled to vote at the meeting.

SECTION 3. Place of Meetings. The annual meeting of the stockholders of the Corporation shall be held at the general offices of the Corporation in the City of Chicago, State of Illinois, or at such other place in the United States as may be stated in the notice of the meeting. All other meetings of the stockholders shall be held at such places within or without the State of Illinois as shall be stated in the notice of the meeting.

     SECTION 4. Notice of Meetings. Except as otherwise provided by law, written notice of each meeting of the stockholders, whether annual or special, shall be given not less than ten nor more than sixty days before the date of the meeting to each stockholder entitled to vote at such meeting. If mailed, notice shall be given when deposited in the United States mails, postage prepaid, directed to such stockholder at his address as it appears in the stock ledger of the Corporation. Each such notice shall state the place, date and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called.

     When a meeting is adjourned to another time and place, notice of the adjourned meeting need not be given if the time and place thereof are announced at the meeting at which the adjournment is given. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

     SECTION 5. Quorum. At any meeting of the stockholders the holders of record of a majority of the total number of outstanding shares of stock of the Corporation entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum for all purposes, provided that at any meeting at which the holders of any series of class of stock shall be entitled, voting as a class, to elect Directors, the holders of record of a majority of the total number of outstanding shares of such series or class, present in person or represented by proxy, shall constitute a quorum for the purpose of such election.

     In the absence of a quorum at any meeting, the holders of a majority of the shares of stock entitled to vote at the meeting, present in person or represented by proxy at the meeting, may adjourn the meeting, from time to time, until the holders of the number of shares requisite to constitute a quorum shall be present in person or represented at the meeting. At any adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted at the meeting as originally convened.

     SECTION 6. Organization. At each meeting of the stockholders, the Chairman of the Board, or if he so designates or is absent, the President, shall act as Chairman of the meeting. In the absence of both the Chairman of the Board and the President, such person as shall have been designated by the Board of Directors, or in the absence of such designation a person elected by the holders of a majority in number of shares of stock present in person or represented by proxy and entitled to vote at the meeting, shall act as Chairman of the meeting.

     The Secretary or, in his absence, an Assistant Secretary or, in the absence of the Secretary and all of the Assistant Secretaries, any person appointed by the Chairman of the meeting shall act as Secretary of the meeting.

     SECTION 7. Voting. Unless otherwise provided in the Certificate of Incorporation or a resolution of the Board of Directors creating a series of stock, and designating the rights thereto, at each meeting of the stockholders, each holder of shares of any series or class of stock entitled to vote at such meeting shall be entitled to one vote for each share of stock having voting power in respect of each matter upon which a vote is to be taken, standing in his name on the stock ledger of the Corporation on the record date fixed as provided in these By-Laws for determining the stockholders entitled to vote at such meeting or, if no record date be fixed, at the close of business on the day next preceding the day on which notice of the meeting is given. Shares of its own capital stock belonging to the Corporation, or to another Corporation if a majority of the shares entitled to vote in he election of directors of such other Corporation is held by the Corporation, shall neither be entitled to vote nor counted for quorum purposes.

     At all meetings of stockholders for the election of Directors the voting shall be by ballot, and the persons having the greatest number of votes shall be deemed and declared elected. All other elections and questions submitted to a vote of the stockholders shall, unless otherwise provided by law or the Certificate of Incorporation, be decided by the affirmative vote of the majority of shares which are present in person or represented by proxy at the meeting and entitled to vote on the subject matter.

     SECTION 8. Inspectors. Prior to each meeting of stockholders, the Board of Directors shall appoint two Inspectors who are not directors, candidates for directors or officers of the Corporation, who shall receive and determine the validity of proxies and the qualifications of voters, and receive, inspect, count and report to the meeting in writing the votes cast on all matters submitted to a vote at such meeting. In case of failure of the Board of Directors to make such appointments or in case of failure of any Inspector so appointed to act, the Chairman of the Board shall make such appointment or fill such vacancies.

     Each Inspector, immediately before entering upon his duties, shall subscribe to an oath or affirmation faithfully to execute the duties of Inspector at such meeting with strict impartiality and according to the best of his ability.

     SECTION 9. List of Stockholders. The Secretary or other officer or agent having charge of the stock ledger of the Corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at said meeting, arranged in alphabetical order and showing the address of each stockholder and the number of shares of each class and series registered in the name of each such stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present.

     SECTION 10. Business at Meetings of Stockholders.

     (a) General. The business to be conducted at any meeting of stockholders of the Corporation shall be limited to such business and nominations as shall comply with the procedures set forth in this Article and Article XII of these By-laws.

     (b) Notification of Stockholder Business. At any special meeting of stockholders only such business shall be conducted as shall have been brought before the meeting pursuant to the Corporation's notice of special meeting. At an annual meeting of stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be either (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors,

2 of 12

including matters included pursuant to Rule 14a-8 of the Securities and Exchange Commission, (ii) otherwise (a) properly requested to be brought before the meeting by a stockholder of record entitled to vote in the elections of directors generally, and (b) constitute a proper subject to be brought before the meeting. In addition to any other applicable requirements, for business (other than the election of directors) to be otherwise properly brought before an annual meeting by a stockholder, the business must be a proper matter for stockholder action and the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder's notice must be addressed to and received at the principal executive offices of the Corporation, not more than 150 days and not less than 120 days prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the meeting is more than 30 days before or after such anniversary date, notice by the stockholder to be timely must be so received not later than the close of business on the 15th day following the day on which notice of the date of the annual meeting was mailed or public disclosure was made, whichever first occurs. A stockholder's notice to the Secretary shall set forth as to each matter (other than the election of directors) the stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of the stockholder proposing such business and of each beneficial owner on behalf of which the stockholder is acting, (iii) the class and number of shares of the Corporation which are beneficially owned by the stockholder and by any such beneficial owner, (iv) a representation that the stockholder is a holder of record of capital stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to present such business, (v) any material interest of the stockholder and of any such beneficial owner in such business; and (vi) whether the proponent intends or is part of a group which intends to solicit proxies from other stockholders in support of such proposal.

     Notwithstanding anything in these By-Laws to the contrary, no business shall be conducted at an annual meeting except in accordance with the procedures set forth in this Section 10 of Article II, provided, however, that nothing in this Section 10 of Article II shall be deemed to preclude discussion by any stockholder of any business properly brought before the annual meeting.

     The Chairman of an annual or special meeting shall have the power and duty to determine and shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Section 10 of Article II, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

ARTICLE III.

BOARD OF DIRECTORS

     SECTION 1. Number, Qualification and Term of Office. The business, property and affairs of the Corporation shall be managed by a Board consisting of not less than three or more than nine Directors. The Board of Directors shall from time to time by a vote of a majority of the Directors then in office fix within the maximum and minimum limits the number of Directors to constitute the Board. At each annual meeting of stockholders a Board of Directors shall be elected by the stockholders for a term of one year. Each Director shall serve until his successor is elected and shall qualify.

     SECTION 2. Vacancies. Vacancies in the Board of Directors and newly created directorships resulting from any increase in the authorized number of Directors may be filled by a majority of the Directors then in office, although less than a quorum, or by a sole remaining Director, at any regular or special meeting of the Board of Directors.

     SECTION 3. Resignations. Any Director may resign at any time upon written notice to the Secretary of the Corporation. Such resignation shall take effect on the date of receipt of such notice or at any later date specified therein; and the acceptance of such resignation, unless required by the terms thereof, shall not be necessary to make it effective. When one or more Directors shall resign effective at a future date, a majority of the Directors then in office, including those who have resigned, shall have power to fill such vacancy or vacancies to take effect when such resignation or resignations shall become effective.

3 of 12

     SECTION 4. Removals. Any Director may be removed, with cause, at any special meeting of the stockholders called for that purpose, by the affirmative vote of the holders of a majority in number of shares of the Corporation entitled to vote for the election of Directors, and the vacancy in the Board caused by any such removal may be filled by the stockholders at such a meeting.

     SECTION 5. Place of Meetings; Books and Records. The Board of Directors may hold its meetings, and have an office or offices, at such place or places within or without the State of Nevada as the Board from time to time may determine.

     The Board of Directors, subject to the provisions of applicable law, may authorize the books and records of the Corporation, and offices or agencies for the issue, transfer and registration of the capital stock of the Corporation, to be kept at such place or places outside of the State of Nevada as, from time to time, may be designated by the Board of Directors.

     SECTION 6. Annual Meeting of the Board. The first meeting of each newly elected Board of Directors, to be known as the Annual Meeting of the Board, for the purpose of electing officers, designating committees and the transaction of such other business as may come before the Board, shall be held as soon as practicable after the adjournment of the annual meeting of stockholders, and no notice of such meeting shall be necessary to the newly elected Directors in order legally to constitute the meeting, provided a quorum shall be present. In the event such meeting is not held due to the absence of a quorum, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the Board of Directors or as shall be specified in a written waiver signed by all of the newly elected Directors.

     SECTION 7. Regular Meetings. The Board of Directors shall, by resolution, provide for regular meetings of the Board at such times and at such places as it deems desirable. Notice of regular meetings need not be given.

     SECTION 8. Special Meetings. Special meetings of the Board of Directors may be called by the Chairman of the Board or the President and shall be called by the Secretary on the written request of three Directors on such notice as the person or persons calling the meeting shall deem appropriate in the circumstances. Notice of each such special meeting shall be mailed to each Director or delivered to him by telephone, telegraph or any other means of electronic communication, in each case addressed to his residence or usual place of business, or delivered to him in person or given to him orally. The notice of meeting shall state the time and place of the meeting but need not state the purpose thereof. Attendance of a Director at any meeting shall constitute a waiver of notice of such meeting except when a Director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting was not lawfully called or convened.

     SECTION 9. Quorum and Manner of Acting. Except as otherwise provided by statute, the Articles of Incorporation or these By-Laws, the presence of a majority of the total number of Directors shall constitute a quorum for the transaction of business at any regular or special meeting of the Board of Directors, and the act of a majority of the Directors present at any such meeting at which a quorum is present shall be the act of the Board of Directors. In the absence of a quorum, a majority of the Directors present may adjourn the meeting, from time to time, until a quorum is present. Notice of any such adjourned meeting need not be given.

     SECTION 10. Chairman of the Board. A Chairman of the Board shall be elected by the Board of Directors from among its members for a prescribed term and may, or may not be, at the discretion of the Board of Directors, an employee or an officer of the Corporation. If the Chairman is neither an employee nor an officer of the Corporation he may be designated "non-executive." The Chairman of the Board shall perform such duties as shall be prescribed by the Board of Directors and, when present, shall preside at all meetings of the stockholders and the Board of Directors. In the absence or disability of the Chairman of the Board, the Board of Directors shall designate a member of the Board to serve as Chairman of the Board and such designated Board Member shall have the powers and perform the duties of the office; provided, however, that if the Chairman of the Board shall so designate or shall be absent from a meeting of stockholders, the President shall preside at such meeting of stockholders.

     SECTION 11. Organization. At every meeting of the Board of Directors, the Chairman of the Board or, in his absence the President or, if both of these individuals are absent, a Chairman chosen by a majority of the Directors present shall act as Chairman of the meeting. The Secretary or, in his absence, an Assistant Secretary or, in the absence of the Secretary and all the Assistant Secretaries, any person appointed by the Chairman of the meeting shall act as Secretary of the meeting.

4 of 12

     SECTION 12. Consent of Directors in Lieu of Meeting. Unless otherwise restricted by the Certificate of Incorporation or by these By-Laws, any action required or permitted to be taken at any meeting of the Board of Directors, or any committee designated by the Board, may be taken without a meeting if all members of the Board or committee consent thereto in writing, and such written consent is filed with the minutes of the proceedings of the Board or committee.

     SECTION 13. Telephonic Meetings. Members of the Board of Directors, or any committee designated by the Board, may participate in a meeting of the Board or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in such a meeting shall constitute presence in person at such meeting.

     SECTION 14. Compensation. Each Director who is not a full-time salaried officer of the Corporation or any of its wholly owned subsidiaries, when authorized by resolution of the Board of Directors may receive as a Director a stated salary or an annual retainer and in addition may be allowed a fixed fee and his reasonable expenses for attendance at each regular or special meeting of the Board or any Committee thereof.

ARTICLE IV.

COMMITTEES OF THE BOARD OF DIRECTORS

     SECTION 1. Executive Committee. The Board of Directors may, in its discretion, designate annually an Executive Committee consisting of not less than three Directors as it may from time to time determine. The Committee shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation and may authorize the seal of the Corporation to be affixed to all papers which may require it, but the Committee shall have no power or authority to amend the Articles of Incorporation (except that the Committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the Board of Directors, fix any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the Corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the Corporation), adopt an agreement of merger or consolidation, recommend to the stockholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets, recommend to the stockholders a dissolution of the Corporation or a revocation of a dissolution, amend the By-Laws of the Corporation, elect officers or fill vacancies on the Board of Directors or any Committee of the Board, declare a dividend, authorize the issuance of stock, or such other powers as the Board may from time to time eliminate.

     SECTION 2. Audit Committee. The Board of Directors shall designate annually an Audit Committee consisting of not less than one independent Director as it may from time to time determine to assist the Board in fulfilling its responsibilities with respect to overseeing the accounting, auditing and financial reporting practices and the internal control policies and procedures of the Corporation. The Board shall adopt a charter for the Audit Committee, and the Audit Committee shall review and assess the adequacy of the charter on an annual basis. The duties of the Audit Committee, which shall be set forth in its charter shall be to: (i) be directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the issuer; (ii) establish procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential, anonymous submission by employees of the issuer of concerns regarding questionable accounting or auditing matters; and (iii) engage independent counsel and other advisors, as it determines necessary to carry out its duties as set forth herein.

     All members of the Audit Committee shall meet the requirements of the charter and any relevant regulatory body, as interpreted by the Board in its reasonable business judgment. The Corporation shall provide funding requested by the Audit Committee as it reasonably relates to carry out its duties set forth herein. The Board shall elect or appoint a chairman of the Audit Committee who will have authority to act on behalf of the committee between meetings. The Chairman may appoint a temporary Chairman in his or her absence.

5 of 12

     SECTION 3. Code of Ethics Committee. The Board of Directors shall designate annually a Code of Ethics Committee consisting of not less than one Director, as it may from time to time determine to assist the Board in adopting a Code of Ethics for its senior financial offices reasonably necessary to promote:

            (a) honest and ethical conduct; including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

            (b) full, fair, accurate, timely and understandable disclosure in the periodic reports required to be filed by the Corporation; and

                  (c) compliance with applicable governmental rules and regulations.

     SECTION 4. Compensation Committee. The Board of Directors may, in its discretion, designate annually a Compensation Committee, consisting of not less than three Directors as it may from time to time determine. The Committee shall review, report and make recommendations to the Board of Directors on the following matters:

                (a) The compensation of all directors and senior officers of the Corporation and its principal operating subsidiaries reporting directly to the President following an annual review of management's recommendations for such senior officers. If circumstances involving such senior officers require a salary adjustment between such reviews, a recommendation may be made directly to the Board of Directors by the President without the necessity of a meeting of the Compensation Committee.

              (b) Management recommendations for individual stock options to be granted under existing stock option plans to key executives of the Corporation and its subsidiary companies.

           (c) The performance of the trustee of the Corporation's pension trust fund and any proposed change in the investment policy of the trustee with respect to such fund.

           (d) Any proposed stock option plans, stock purchase plans, retirement plans and any other plans, systems and practices of the Corporation relating to the compensation of any employees of the Corporation and any proposed plans of any subsidiary company involving the issuance or purchase of capital stock of the Corporation.

           (e) The evaluation of the performance of the officers of the Corporation and, together with management, the selection and recommendation to the Board of Directors of appropriate individuals for election, appointment and promotion as officers of the Corporation to ensure management effectiveness and continuity.

                (f) Such other matters as the Board may from time to time prescribe.

        SECTION 5. Directors and Corporate Governance Committee. The Board of Directors may, in its discretion, designate annually a Directors and Corporate Governance Committee, consisting of at least one Director as it may from time to time determine. The Committee shall review, report and make recommendations to the Board of Directors on the following matters:

              (a) The size and composition of the Board of Directors and nominees for Directors, the evaluation of the performance of the Board of Directors of the Corporation, and the recommendation to the Board of Directors of compensation and benefits for Directors.

                (b) Such other matters as the Board may from time to time prescribe.

     SECTION 6. Committee Chairman, Books and Records. Unless designated by the Board of Director, each Committee shall elect a Chairman to serve for such term as it may determine. Each committee shall fix its own rules of procedure and shall meet at such times and places and upon such call or notice as shall be provided by such rules. It shall keep a record of its acts and proceedings, and all action of the Committee shall be reported to the Board of Directors at the next meeting of the Board.

6 of 12

     SECTION 7. Alternates. Alternate members of the Committees prescribed by this Article IV may be designated by the Board of Directors from among the Directors to serve as occasion may require. Whenever a quorum cannot be secured for any meeting of any such Committees from among the regular members thereof and designated alternates, the member or members of such Committee present at such meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of such absent or disqualified member.

     Alternate members of such Committees shall receive a reimbursement for expenses and compensation at the same rate as regular members of such Committees.

     SECTION 8. Other Committees. The Board of Directors may designate such other Committees, each to consist of two or more Directors, as it may from time to time determine, and each such Committee shall serve for such term and shall have and may exercise, during intervals between meetings of the Board of Directors, such duties, functions and powers as the Board of Directors may from time to time prescribe.

     SECTION 9. Quorum and Manner of Acting. At each meeting of any Committee the presence of a majority of the members of such Committee, whether regular or alternate, shall be necessary to constitute a quorum for the transaction of business, and if a quorum is present the concurrence of a majority of those present shall be necessary for the taking of any action; provided, however, that no action may be taken by the Executive Committee when two or more officers of the Corporation are present as members at a meeting of either such Committee unless such action shall be concurred in by the vote of a majority of the members of such Committee who are not officers of the Corporation.

ARTICLE V.

OFFICERS

     SECTION 1. Number. The officers of the Corporation shall be a President, Chief Financial Officer, Secretary, and Treasurer, each of which officers shall be elected by the Board of Directors, and such other officers as the Board of Directors may determine, in its discretion, to elect. Any number of offices may be held by the same person. Any officer may hold such additional title descriptions or qualifiers such as "Chief Executive Officer", "Chief Operating Officer", "Senior Vice President", "Executive Vice President" or "Assistant Secretary" or such other title as the Board of Directors shall determine.

     SECTION 2. Election, Term of Office and Qualifications. The officers of the Corporation shall be elected annually by the Board of Directors. Each officer elected by the Board of Directors shall hold office until his successor shall have been duly elected and qualified, or until he shall have died, resigned or been removed in the manner hereinafter provided.

     SECTION 3. Resignations. Any officer may resign at any time upon written notice to the Secretary of the Corporation. Such resignation shall take effect at the date of its receipt, or at any later date specified therein; and the acceptance of such resignation, unless required by the terms thereof, shall not be necessary to make it effective.

     SECTION 4. Removals. Any officer elected or appointed by the Board of Directors may be removed, with or without cause, by the Board of Directors at a regular meeting or special meeting of the Board. Any officer or agent appointed by any officer or committee may be removed, either with or without cause, by such appointing officer or committee.

     SECTION 5. Vacancies. Any vacancy occurring in any office of the Corporation shall be filled for the unexpired portion of the term in the same manner as prescribed in these By-Laws for regular election or appointment to such office.

     SECTION 6. Compensation of Officers. The compensation of all officers elected by the Board of Directors shall be approved or authorized by the Board of Directors or by the President when so authorized by the Board of Directors or these By-Laws.

7 of 12

     SECTION 7. President and Chief Executive Officer. The President shall be the chief executive officer of the Corporation and shall have, subject to the control of the Board of Directors, the general executive responsibility for the management and direction of the business and affairs of the Corporation, and the general supervision of its officers, employees and agents. He shall have the power to appoint any and all officers, employees and agents of the Corporation not required by these By-Laws to be elected by the Board of Directors or not otherwise elected by the Board of Directors in its discretion. He shall have the power to accept the resignation of or to discharge any and all officers, employees and agents of the Corporation not elected by the Board of Directors. He shall sign all papers and documents to which his signature may be necessary or appropriate and shall have such other powers and duties as shall devolve upon the chief executive officer of a Corporation, and such further powers and duties as may be prescribed for him by the Board of Directors.

     SECTION 8. Chief Financial Officer. The Chief Financial Officer shall have responsibility for development and administration of the Corporation's financial plans and all financial arrangements, its insurance programs, its cash deposits and short-term investments, its accounting policies, and its federal and state tax returns. Such officer shall also be responsible for the Corporation's internal control procedures and for its relationship with the financial community.

       SECTION 9. Secretary. The Secretary shall record the proceedings of the meetings of the stockholders and directors, in one or more books kept for that purpose; see that all notices are duly given in accordance with the provisions of the By-Laws or as required by law; have charge of the corporate records and of the seal of the Corporation; affix the seal of the Corporation or a facsimile thereof, or cause it to be affixed, to all certificates for shares prior to the issue thereof and to all documents the execution of which on behalf of the Corporation under its seal is duly authorized by the Board of Directors or otherwise in accordance with the provisions of the By-Laws; keep a register of the post office address of each stockholder, director or member, sign with the Chairman of the Board or President certificates for shares of stock of the Corporation, the issuance of which shall have been duly authorized by resolution of the Board of Directors; have general charge of the stock transfer books of the Corporation; and in general, perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned by the Board of Directors, the Chairman of the Board or the President.

    SECTION 10. Treasurer. The Treasurer shall have the responsibility for the custody and safekeeping of all funds of the Corporation and shall have charge of their collection, receipt and disbursement; shall receive and have authority to sign receipts for all monies paid to the Corporation and shall deposit the same in the name and to the credit of the Corporation in such banks or depositories as the Board of Directors shall approve; shall endorse for collection on behalf of the Corporation all checks, drafts, notes and other obligations payable to the Corporation; shall sign or countersign all notes, endorsements, guaranties and acceptances made on behalf of the Corporation when and as directed by the Board of Directors; shall give bond for the faithful discharge of his duties in such sum and with such surety or sureties as the Board of Directors may require; shall have the responsibility for the custody and safekeeping of all securities of the Corporation; and in general shall have such other powers and perform such other duties as are incident to the office of Treasurer and as from time to time may be prescribed by the Board of Directors or delegated by the President or Chief Financial Officer.

     SECTION 11. Absence or Disability of Officers. In the absence or disability of the Chairman of the Board or the President, the Board of Directors may designate, by resolution, individuals to perform the duties of those absent or disabled. The Board of Directors may also delegate this power to a committee or to a senior corporate officer.

ARTICLE VI.

STOCK CERTIFICATES AND TRANSFER THEREOF

     SECTION 1. Stock Certificates. Except as otherwise permitted by law, the Certificate of Incorporation or resolution or resolutions of the Board of Directors, every holder of stock in the Corporation shall be entitled to have a certificate, signed by or in the name of the Corporation by the Chairman of the Board, the President or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Corporation, certifying the number of shares, and the class and series thereof, owned by him in the Corporation.

8 of 12

       Any and all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

     SECTION 2. Transfer of Stock. Transfer of shares of the capital stock of the Corporation shall be made only on the books of the Corporation by the holder thereof, or by his attorney thereunto duty authorized, and on surrender of the certificate or certificates for such shares. A person in whose name shares of stock stand on the books of the Corporation shall be deemed the owner thereof as regards the Corporation, and the Corporation shall not, except as expressly required by statute, be bound to recognize any equitable or other claim to, or interest in, such shares on the part of any other person whether or not it shall have express or other notice thereof.

     SECTION 3. Transfer Agent and Registrar. The Corporation shall at all times maintain a transfer agent designated by the Board of Directors (who shall have custody, subject to the direction of the Secretary, of the original stock ledger and stock records of the Corporation), where the shares of the capital stock of the Corporation of each class shall be transferable, and where its stock of each class shall be registered. The Corporation may, if and whenever the Board of Directors shall so determine, maintain in such place or places as the Board shall determine, one or more additional transfer offices or agencies, each in charge of a transfer agent designated by the Board, where the shares of capital stock of the Corporation of any class or classes shall be transferable and where such shares of stock of any class or classes shall be registered. Except as otherwise provided by resolution of the Board of Directors in respect of temporary certificates, no certificates for shares of capital stock of the Corporation shall be valid unless countersigned by a transfer agent and registered by a registrant authorized as aforesaid.

     SECTION 4. Additional Regulations. The Board of Directors may make such additional rules and regulations as it may deem expedient concerning the issue, transfer and registration of certificates for shares of the capital stock of the Corporation.

     SECTION 5. Lost, Destroyed or Mutilated Certificates. The Board of Directors may provide for the issuance of new certificates of stock to replace certificates of stock lost, stolen, mutilated or destroyed, or alleged to be lost, stolen, mutilated or destroyed, upon such terms and in accordance with such procedures as the Board of Directors shall deem proper and prescribe.

     SECTION 6. Record Date. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

ARTICLE VII.

DIVIDENDS, SURPLUS, ETC.

     Except as otherwise provided by statute or the Certificate of Incorporation, the Board of Directors may declare dividends upon the shares of its capital stock either (1) out of its surplus, or (2) in case there shall be no surplus, out of its net profits for the fiscal year, whenever, and in such amounts as, in its opinion, the condition of the affairs of the Corporation shall render it advisable. Dividends may be paid in cash, in property or in shares of the capital stock of the Corporation.

9 of 12

ARTICLE VIII.

SEAL

     The corporate seal shall have the name of the Corporation inscribed thereon and shall be in such form as may be approved from time to time by the Board of Directors. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

ARTICLE IX.

FISCAL YEAR

     The fiscal year of the Corporation shall begin on the first day of January of each year.

ARTICLE X.

INDEMNIFICATION

     SECTION 1. Right to Indemnification. Each person who was or is made a party or is threatened to be made a party to or is involved (including, without limitation, as a witness) in any actual or threatened action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another Corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an "indemnitee"), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the full extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), or by other applicable law as then in effect, against all expense, liability and loss (including attorney's fees, judgments, fines, ERISA excise taxes or penalties and amounts to be paid in settlement) actually and reasonably incurred or suffered by such indemnitee in connection therewith and such indemnification shall continue as to an indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the indemnitee's heirs, executors and administrators, provided, however, that the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person's conduct was unlawful. Except as provided in Section 2 of this Article with respect to proceedings seeking to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee seeking indemnification in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation. The right to indemnification conferred in this Section shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition (hereinafter an "advancement of expenses"); provided, however, that, if the Delaware General Corporation Law requires, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee while a director or officer, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined that such indemnitee is not entitled to be indemnified under this Section 1, or otherwise.

     SECTION 2. Right of Indemnitee to Bring Suit. If a claim under Section 1 of this Article is not paid in full by the Corporation within sixty days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty days, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, to the extent successful in whole or in part, the indemnitee shall be entitled to be paid also the expense of prosecuting such suit. The indemnitee shall be presumed to be entitled to indemnification under this Article upon submission of a

10 of 12

written claim (and, in an action brought to enforce a claim for an advancement of expenses where the required undertaking, if any is required, has been tendered to the Corporation), and thereafter the Corporation shall have the burden of proof to overcome the presumption that the indemnitee is not so entitled. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel or its stockholders) that the indemnitee is not entitled to indemnification shall be a defense to the suit or create a presumption that the indemnitee is not so entitled.

     SECTION 3. Nonexclusivity of Rights. The rights to indemnification and to the advancement of expenses conferred in this Article shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, By-Laws, agreement, vote of stockholders or disinterested directors or otherwise.

     SECTION 4. Insurance, Contracts and Funding. The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another Corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law. The Corporation may enter into contracts with any indemnitee in furtherance of the provisions of this Article and may create a trust fund, grant a security interest or use other means (including, without limitation, a letter of credit) to ensure the payment of such amounts as may be necessary to effect indemnification as provided in this Article.

     SECTION 5. Definition of Director and Officer. Any person who is or was serving as a director of a wholly owned subsidiary of the Corporation shall be deemed, for purposes of this Article only, to be a director or officer of the Corporation entitled to indemnification under this Article.

     SECTION 6. Indemnification of Employees and Agents of the Corporation. The Corporation may, by action of its Board of Directors from time to time, grant rights to indemnification and advancement of expenses to employees and agents of the Corporation with the same scope and effects as the provisions of this Article with respect to indemnification and advancement of expenses of directors and officers of the Corporation.

ARTICLE XI.

CHECKS, DRAFTS, BANK ACCOUNTS, ETC.

     SECTION 1. Checks, Drafts, Etc.; Loans. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by such officer or officers, agent or agents of the Corporation and in such manner as shall, from time to time, be determined by resolution of the Board of Directors. No loans shall be contracted on behalf of the Corporation unless authorized by the Board of Directors. Such authority may be general or confined to specific circumstances.

     SECTION 2. Deposits. All funds of the Corporation shall be deposited, from time to time, to the credit of the Corporation in such banks, trust companies or other depositories as the Board of Directors may select, or as may be selected by any officer or officers, agent or agents of the Corporation to whom such power may, from time to time, be delegated by the Board of Directors; and for the purpose of such deposit, the Chairman, the President, any Vice President, the Treasurer or any Assistant Treasurer, the Secretary or any Assistant Secretary or any other officer or agent to whom such power may be delegated by the Board of Directors, may endorse, assign and deliver checks, drafts and other order for the payment of money which are payable to the order of the Corporation.

11 of 12

ARTICLE XII.

NOMINATIONS OF DIRECTOR CANDIDATES

    SECTION 1. General. Nomination of candidates for election as directors of the Corporation at any meeting of stockholders called for election of directors (an "Election Meeting") may be made by the Board of Directors or by any stockholder entitled to vote at such Election Meeting.

      SECTION 2. Nominations by Board of Directors. Nominations made by the Board of Directors shall be made at a meeting of the Board of Directors, or by written consent of directors in lieu of a meeting, not less than 30 days prior to the date of the Election Meeting. At the request of the Secretary of the Corporation each proposed nominee shall provide the Corporation with such information concerning himself as is required, under the rules of the Securities and Exchange Commission, to be included in the Corporation's proxy statement soliciting proxies for his election as a director.

      SECTION 3. Nominations by Stockholder. Any stockholder who intends to make a nomination at the annual meeting of stockholders shall deliver a notice addressed to the Secretary of the Corporation and received at the principal executive offices of the Corporation in compliance with the timeliness requirements applicable to a stockholder's notice under Article II, Section 10 of these By-Laws and setting forth (a) as to each nominee whom the stockholder proposes to nominate for election as a director, (i) the name, age, business address and residence address of the nominee, (ii) the principal occupation or employment of the nominee, (iii) the class and number of shares of capital stock of the Corporation which are beneficially owned by the nominee and (iv) any other information concerning the nominee that would be required, under the rules of the Securities and Exchange Commission, in a proxy statement soliciting proxies for the election of such nominee; and (b) as to the stockholder giving the notice, (i) the name and record address of the stockholder, (ii) the class and number of shares of capital stock of the Corporation which are beneficially owned by the stockholder and (iii) whether the proponent intends or is part of a group which intends to solicit proxies from other stockholders in support of the nomination; provided, however, that in the event that an Election Meeting is called that is not the annual meeting of stockholders, notice by the stockholder to be timely must be so delivered not later than the close of business on the 15th day following the day on which such notice of the date of the meeting was mailed or public disclosure of such date was made, whichever first occurs. Such notice shall include a signed consent to serve as a director of the Corporation, if elected, of each such nominee. The Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as a director of the Corporation.

     SECTION 4. Substitute Nominees. In the event that a person is validly designated as a nominee in accordance with Section 2 or Section 3 of this Article XII and shall thereafter become unable or unwilling to stand for election to the Board of Directors, the Board of Directors or the stockholder who proposed such nominee, as the case may be, may designate a substitute nominee.

     SECTION 5. Void Nominations. If the Chairman of the Election Meeting determines that a nomination was not made in accordance with the foregoing procedures, such nomination shall be void.

ARTICLE XIII.

AMENDMENTS

     These By-Laws may be altered or repealed and new By-Laws may be made by the affirmative vote, at any meeting of the Board, of a majority of the whole Board of Directors, subject to the rights of the stockholders of the Corporation to amend or repeal By-Laws made or amended by the Board of Directors by the affirmative vote of the holders of record of a majority in number of shares of the outstanding stock of the Corporation present or represented at any meeting of the stockholders and entitled to vote thereon, provided that notice of the proposed action be included in the notice of such meeting.

12 of 12